UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2008

VONAGE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 7, 2008, Vonage Holdings Corp. (the “Company”) issued a press release announcing revised terms for its proposed debt financing with Silver Point Finance, LLC. A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference to this Item 7.01.

The information in this Item 7.01 and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Vonage Holdings Corp. on October 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: October 7, 2008	By:	/s/ John S. Rego
John S. Rego Executive Vice President, Chief Financial Officer and Treasurer